                                                                   Exhibit 10.18

                               EIGHTH AMENDMENT TO
                    WAREHOUSING CREDIT AND SECURITY AGREEMENT
                        AND AMENDMENT OF PROMISSORY NOTE

         This Eighth Amendment to Warehousing Credit and Security Agreement (this "Amendment"), is entered into as of the 1st day of February, 2000, by and between CONSTRUCTION PORTFOLIO FUNDING, INC., a Texas corporation (the "Company"), and BANK UNITED, a federal savings bank ("Lender"). Capitalized terms used but not defined herein have the meanings assigned to them in that certain Warehousing Credit and Security Agreement (the "Credit Agreement") dated effective as of December 30, 1997, by and between the Company and Lender, as the same has been or may be amended or supplemented from time to time.

         Section 1. Recitals. The Company and Lender desire to amend the Credit Agreement, subject to the terms and conditions of this Amendment. Therefore, The Company and Lender hereby agree as follows, intending to be legally bound:

         Section 2. Amendment of Credit Agreement. The Credit Agreement and the Credit Note (as hereinafter defined) are hereby amended and supplemented as follows:

         (a) Section 1.1 of the Credit Agreement is hereby amended by the amendment or addition of the following definitions:

                           "Termination Date" shall mean March 31, 2000, or such
                  earlier date upon which Lender's obligation to fund shall be terminated pursuant to the terms of this Agreement.

         (b) Section 2.5(a) of the Credit Agreement is deleted in its entirety, and the following is substituted therefor:

                  "(a) The outstanding unpaid principal amount of all Advances shall be payable in full on March 31, 2000.

                  Section 3. Amendment of Promissory Note. The promissory note ("Credit Note") dated as of July 30, 1999, in the original principal amount of $30,000,000, executed by Borrower and payable to the order of Lender is hereby amended to provide that the entire unpaid principal balance of this Note plus all accrued and unpaid interest shall be due and payable in full on March 31, 2000. The definition of the term "Note" in the Credit Agreement is hereby amended to mean the Credit Note as amended hereby, and all renewals, extensions, modifications, increases, rearrangements, and replacements thereof.

         Section 3. Representations. The Company represents and warrants that all of the representations and warranties contained in the Credit Agreement and all instruments and documents executed pursuant thereto or contemplated thereby are true and correct in all material respects on and as of this date.

         Section 4. Continued Force and Effect. Except as specifically amended herein, all of the terms and conditions of the Credit Agreement and all other Loan Documents are and remain in full force and effect in accordance with their respective terms. All of the terms used herein have the same meanings as set out in the Credit Agreement, unless amended hereby or unless the context clearly requires otherwise. References in the Credit Agreement to the "Agreement," the "Loan Agreement," "hereof," "herein" and words of similar import shall be deemed to be references to the Credit Agreement as amended hereby. Any reference in the other Loan Documents to the "Agreement," the "Line of Credit Agreement," "Warehouse Agreement," or the "Loan Agreement" shall be deemed to be references to the Credit Agreement as amended through the date hereof. Any references in the Credit Agreement or any of the Loan Documents to the Note or the Credit Note shall be deemed to be references to that certain promissory note ("Credit Note") dated as of July 30, 1999, in the original principal amount of $30,000,000, executed by Borrower and payable to the order of Lender, and all renewals, extensions, modifications, increases, rearrangements, and replacements thereof.

          Section 5. Guarantor. NAB Asset Corporation joins in the execution of this Amendment for, among other things, the purpose of ratifying its Guaranty dated December 30, 1997 (the "Guaranty"), which guarantees the payment of the indebtedness evidenced by the Credit Agreement and the Credit Note. GUARANTOR
(I) CONSENTS TO THE TERMS OF THIS AMENDMENT, (II) RATIFIES AND CONFIRMS THE GUARANTY, WHICH IS IN FULL FORCE AND EFFECT IN ACCORDANCE WITH ITS TERMS, AND
(III) ACKNOWLEDGES THAT THE GUARANTY IS NOT SUBJECT TO ANY CLAIMS, OFFSETS, DEFENSES, OR COUNTERCLAIMS OF ANY NATURE WHATSOEVER.

         Section 6. Representations and Release of Claims. Except as otherwise specified herein, the terms and provisions hereof shall in no manner impair, limit, restrict or otherwise affect the obligations of the Company, Guarantor, or any third party to Lender, as evidenced by the Loan Documents. The Company and Guarantor hereby acknowledge, agree, and represent that (i) the Company is indebted to Lender pursuant to the terms of the Credit Note; (ii) the liens, security interests and assignments created and evidenced by the Loan Documents are, respectively, first, prior, valid and subsisting liens, security interests and assignments against the Collateral and secure all indebtedness and obligations of the Company to Lender under the Credit Note, the Credit Agreement, and all other Loan Documents, as modified herein; (iii) there are no claims or offsets against, or defenses or counterclaims to, the terms or provisions of the Loan Documents, and the other obligations created or evidenced by the Loan Documents; (iv) neither the Company nor the Guarantor has any claims, offsets, defenses or counterclaims arising from any of the Lender's acts or omissions with respect to the Loan Documents, or the Lender's performance under the Loan Documents; (v) the representations and warranties contained in the Loan Documents are true and correct representations and warranties of the Company, as of the date hereof; (vi) the Company promises to pay to the order of Lender the indebtedness evidenced by the Credit Note according to the terms thereof; and (vii) the Company is not in default and no event has occurred which, with the passage of time, giving of notice, or both, would constitute a default by the Company of the Company's obligations under the terms and provisions of the Loan Documents. In consideration of the modification of certain provisions of the Loan Documents, all as herein provided, and the other benefits received by the Company hereunder, the Company and Guarantor hereby RELEASE, RELINQUISH and forever DISCHARGE Lender, its predecessors, successors, assigns, shareholders, principals, parents, subsidiaries, agents, officers, directors, employees, attorneys and representatives

(collectively, the "Lender Released Parties"), of and from any and all claims, demands, actions and causes of action of any and every kind or character, whether known or unknown, present or future, which the Company has, or may have against Lender Released Parties, arising out of or with respect to any and all transactions relating to the Credit Agreement, the Credit Note, the Original Note, the Guaranty, and the other Loan Documents occurring prior to the date hereof, including any other loss, expense and/or detriment, of any kind or character, growing out of or in any way connected with or in any way resulting from the acts, actions or omissions of the Lender Released Parties, and including any loss, cost or damage in connection with any breach of fiduciary duty, breach of any duty of fair dealing, breach of competence, breach of funding commitment, undue influence, duress, economic coercion, conflict of interest, negligence, bad faith, malpractice, violations of the Racketeer Influence and Corrupt Organizations Act, intentional or negligent infliction of emotional or mental distress, tortious interference with corporate governments or prospective business advantage, tortious interference with contractual relations, breach of contract, deceptive trade practices, libel, slander, conspiracy, the charging, contracting for, taking, reserving, collecting or receiving of interest in excess of the highest lawful rate applicable to the Loan Documents (i.e., usury), any violations of federal or state law, any violations of federal or state banking rules, laws or regulations, including, but not limited to, any violations of Regulation B, Equal Credit Opportunity, bank tying act claims, any violation of the Texas Free Enterprise Antitrust Act or any violation of federal antitrust acts.

         Section 7. Severability. In the event any one or more provisions contained in the Credit Agreement, this Amendment, or any of the Loan Documents should be held to be invalid, illegal or unenforceable in any respect, the validity, enforceability and legality of the remaining provisions contained herein and therein shall not be affected in any way or impaired thereby and shall be enforceable in accordance with their respective terms.

         Section 8. Expenses. The Company agrees to pay all out-of-pocket costs and expenses (including reasonable fees and expenses of legal counsel) of Lender in connection with the preparation, operation, administration and enforcement of this Amendment.

         Section 9. Acknowledgment. Except as amended hereby, the Company and Guarantor ratify and confirm that the Loan Documents are and remain in full force and effect in accordance with their respective terms and that all Collateral is unimpaired by this Amendment and secures the payment and performance of all indebtedness and obligations of the Company under the Credit Note, the Credit Agreement, and all other Loan Documents, as modified hereby. The undersigned officer of the Company executing this Amendment represents and warrants that he has full power and authority to execute and deliver this Amendment on behalf of the Company. The undersigned officer of the Company represents and warrants that his execution and delivery of this Amendment has been duly authorized, and that the resolutions and affidavits previously delivered to Lender, in connection with the execution and delivery of the Credit Agreement, are and remain in full force and effect and have not been altered, amended or repealed in anywise.

         Section 10. No Waiver. The Company and Guarantor agree that no Event of Default and no Default has been waived or remedied by the execution of this Amendment by Lender, and any such Default or Event of Default heretofore arising and currently continuing shall continue after the execution and delivery hereof.

         Section 11. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas and, to the extent applicable, by federal law.

         Section 12. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

         SECTION 13. NO ORAL AGREEMENTS. THIS WRITTEN AMENDMENT, THE CREDIT AGREEMENT, THE CREDIT NOTE, THE GUARANTY, AND THE OTHER LOAN DOCUMENTS, ALL AS MODIFIED HEREBY, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES.

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         EXECUTED and effective as of the dates first written above.


COMPANY:                          GUARANTOR:
--------                          ----------

CONSTRUCTION PORTFOLIO
FUNDING, INC.,                    NAB ASSET CORPORATION,
a Texas corporation               a Texas corporation


                                  By: /s/ Alan Ferree
By: /s/ Alan Ferree                       Alan Ferree,  Senior Vice-President

                                  LENDER:
                                  -------

                                  BANK UNITED,
                                  a federal savings bank


                                  By: /s/ Darcey Carter
                                          Darcey Carter, Regional Director,
                                          Mortgage Banker Finance